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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (AS CODIFIED AT 18 U.S.C. SS 1350).

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 Title 18, United State Code), the undersigned officer of Cortelco Systems Puerto Rico, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, that:

The Quarterly Report on Form 10-Q for the quarter ended January 31, 2003 (the "Form 10-q") of the Company fully complies with the requirements of section 13
(a) or 15(d) of the Security Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 14, 2003                    By /s/ Sergio Moren
                                           ------------------------------------
                                           Chief Executive Officer